Exhibit 10.2

Exhibit A

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE RESOLD OR TRANSFERRED, IN WHOLE OR IN PART, UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

November ___, 2006	$20,000,000

New York, New York

FOR VALUE RECEIVED, Ampal-American Israel Corporation, a New York corporation (the “Company”), having an address at 111 Arlozorov Street, Tel Aviv 62098 Israel, DOES HEREBY PROMISE TO PAY to Merhav (m.n.f.) Ltd, (the “Holder”), at 33 Havatzelet Hasharon Street, Herzlia, Israel, or at such other place as the Holder may from time to time designate in writing, the principal sum of $20,000,000, in one or more installments due on the earlier of (i) the date on which the Holder demands payment of the Balance (or a potion thereof) by written notice to the Company (such notice to be delivered 5 days prior to any date set forth for payment of the Balance (or such portion thereof) in such notice) or (ii) August __, 2007 (the “Maturity Date”), together with interest (computed on the basis of a 360-day year of twelve 30-day months) accrued from the date hereof through the date on which the outstanding principal amount of this Convertible Promissory Note (this “Note”) is repaid in full, on the unpaid principal amount hereof from time to time outstanding, at a rate per annum equal to the LIBOR Rate, payable in cash, pursuant and subject to the terms and conditions of this Note. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Stock Purchase Agreement, dated as of November 28, 2006, between the Company and Merhav (m.n.f.) Ltd. For purposes hereof, (i) “LIBOR Rate” means the six month London Interbank Offered Rate (LIBOR) published in the Wall Street Journal on the first Business Day of each LIBOR Period (as defined below) (or, if such rate is not published in the Wall Street Journal, another publication providing rate quotations comparable to those currently provided in the Wall Street Journal or such other comparable rate, in each case, as the Holder shall determine in good faith and inform the Company thereof), and (ii) “LIBOR Period” means, initially, from the date hereof through the date six months from the date hereof, and subsequently, each six month period commencing on the day after termination of the prior LIBOR Period. “Business Day” means any day other than a Saturday or Sunday or other day on which commercial banks in New York, New York or Tel Aviv, Israel are authorized or required by law to close.

1.     Prepayment. The unpaid principal of, and accrued and unpaid interest on, this Note (the “Balance”) may be prepaid, in whole or in part, at any time by the Company.

2.     Conversion. On or before the Maturity Date (but after the date on which the approval of the issuance of any Class A Shares, par value $1.00 per share of the Company (the “Class A Stock”) by the Company’s shareholders has been obtained), the Holder may notify the Company, from time to time, in writing by delivering a notice to the Company (a “Conversion Notice”) that it has elected to have the Company pay the Balance, or a portion of the Balance, by delivery of shares of Class A Stock as provided herein. Upon the delivery of the Conversion Notice, the Balance, or such portion of the Balance as set forth in such Conversion Notice, shall be converted into shares of Class A Stock, par value $1.00 per share, at a price of $4.65 per share of Class A Stock of the Company issued by the Company (the “Conversion Right”).

3.     Conversion Procedure. Upon exercise of the Conversion Right, the Holder shall surrender this Note, to the Company at its address specified in Section 4(b) of this Note. Conversion shall be deemed to have been effected on the date (the “Conversion Date”) when such Conversion Notice is actually sent by the Holder in accordance with Section 4(b) hereof. Promptly thereafter, the Company shall issue and deliver to the Holder within 30 days of the Conversion Date a certificate or certificates representing a number of shares of Class A Stock equal to the number of shares of Class A Stock purchased upon exercise of the Conversion Right by the Holder, as applicable, rounded down to the nearest whole number, and, if the conversion was not a for the full amount of the outstanding Balance, a new promissory note in the principal amount of the remaining Balance after giving effect to all prior conversions.. The Company shall not be obligated to issue certificates representing shares of Class A Stock in the name of any party other than the Holder. Interest shall cease to accrue on the date of the Conversion Notice with respect to the portion of the Balance subject to conversion pursuant to such Conversion Notice.

4.	Notices.

a.           Notices to the Holder. Whenever any provision of this Note requires a notice to be given or a request to be made to the Holder by the Company, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Holder at its address set forth on the first page of this Note or at such other address as the Holder may from time to time designate in writing.

b.           Notices to the Company. Whenever any provision of this Note requires a notice to be given or a request to be made to the Company by the Holder, then and in each such case, any such notice or request shall be in writing and shall be sent by registered or certified mail, return receipt requested with postage thereon fully prepaid to the Company at its address set forth on the first page of this Note or at such other address as the Company may from time to time designate in writing.

5.	Miscellaneous.

a.           Restricted Securities. By acceptance hereof, the Holder understands and agrees that this Note and the shares of Class A Stock issuable upon conversion hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering under the Securities Act of 1933, as amended (the “Securities Act”) and that under such laws and applicable regulations such securities may be resold in the absence of registration under the Securities Act or pursuant to an exemption therefrom. The Holder hereby represents that it understands the resale limitations imposed thereby and by the Securities Act.

b.          Legends. It is understood that this Note and each certificate evidencing shares of Class A Stock issued upon conversion hereof shall bear the legend (in addition to any legends which may be required by the securities laws of the state where the Company is located) set forth on the first page of this Note.

6.     Amendments. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf the Holder and the Company.

7.     Assignment and Transfer. This Note may not be assigned, transferred (by operation of law or otherwise) by the Company or the Holder, or assumed by another individual or entity without the prior written consent of the Company and the Holder, and any attempt to do so will be void. Subject to the preceding sentence, this Note is binding upon, inures to the benefit of and is enforceable by the Holder and the Company and their respective successors and assigns.

8.     Governing Law. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF NEW YORK.

9.     Interest Limitations. It is the intention of the Company and Holder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.

AMPAL-AMERICAN ISRAEL CORPORATION

By:_____________________________________

Name:
Title:

Signature Page for Convertible Promissory Note

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